UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2015

SUNCOKE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001- 35782	35-2451470
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 23, 2015, SunCoke Energy Partners, L.P. (the “Company”) issued a press release announcing its first quarter financial results for 2015. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

As noted above, on April 23, 2015, the Company issued a press release announcing its financial results for the first quarter of 2015. Additional information concerning the Company’s financial results for the first quarter of 2015 will be presented in a slide presentation to investors during a previously announced teleconference on April 23, 2015. A copy of the slide presentation is attached as Exhibit 99.2 and is incorporated herein by reference.

The information in this report, being furnished pursuant to Items 2.02, 7.01 and 9.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On April 20, 2015, the Company issued a press release announcing the declaration of its quarterly cash distribution. A copy of this press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Safe Harbor Statement

Statements contained in the exhibit to this report that state the Company’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	SunCoke Energy Partners, L.P. Press Release, announcing earnings (April 23, 2015).

99.2	SunCoke Energy Partners, L.P. Slide Presentation regarding earnings (April 23, 2015).

99.3	SunCoke Energy Partners, L.P. Press Release, announcing quarterly cash distribution (April 20, 2015).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY PARTNERS, L.P.

By:	SunCoke Energy Partners GP LLC,
its General Partner

	By:	/s/ Fay West
Fay West
Senior Vice President and
Chief Financial Officer

Date: April 23, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	SunCoke Energy Partners, L.P. Press Release, announcing earnings (April 23, 2015).

99.2	SunCoke Energy Partners, L.P. Slide Presentation regarding earnings (April 23, 2015).

99.3	SunCoke Energy Partners, L.P. Press Release, announcing quarterly cash distribution (April 20, 2015).